                           OMNIBUS AMENDMENT AGREEMENT


                                   containing


                 AMENDMENT NO. 1 TO SALE AND SERVICING AGREEMENT


                          SUPPLEMENTAL INDENTURE NO. 1


                                       and


                   AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT


                          dated as of November 8, 2006

                                      among

                           PAGE THREE FUNDING LLC, as
                              Purchaser and Issuer,

                      CONSUMER PORTFOLIO SERVICES, INC., as
                               Seller and Servicer

                   WELLS FARGO BANK, NATIONAL ASSOCIATION, as
   Trustee, Backup Servicer, Bank, Lockbox Processor and Deposit Account Bank

                          BEAR, STEARNS & CO. INC., as
                                 Note Purchaser

                                       and

                       BEAR, STEARNS SECURITIES CORP., as
                       Noteholder and Majority Noteholder

                           OMNIBUS AMENDMENT AGREEMENT

         This OMNIBUS AMENDMENT AGREEMENT (this "AMENDMENT"), dated as of November 8, 2006, is by and among Page Three Funding LLC, as purchaser (in such capacity, the "PURCHASER") and as issuer (in such capacity, the "ISSUER"), Consumer Portfolio Services, Inc., as servicer (in such capacity, the "SERVICER") and as seller (in such capacity, the "SELLER") and Wells Fargo Bank, National Association, as trustee (in such capacity, the "TRUSTEE"), backup servicer (in such capacity, the "BACKUP SERVICER"), depository bank (in such capacity solely for purposes of Section 7(e), the "BANK"), lockbox processor (in such capacity solely for purposes of Section 7(e), the "LOCKBOX PROCESSOR") and deposit account bank (in such capacity solely for purposes of Section 7(e), the "DEPOSIT ACCOUNT BANK"), Bear, Stearns & Co. Inc., as successor note purchaser (in such capacity, the "NOTE PURCHASER"), and Bear, Stearns Securities Corp., as successor noteholder (in such capacity, the "NOTEHOLDER") and majority noteholder (in such capacity, the "MAJORITY NOTEHOLDER").

         WHEREAS, the Purchaser, the Issuer, the Seller, the Servicer, the Trustee and the Backup Servicer have entered into the Sale and Servicing Agreement dated as of November 15, 2005, as the same may be amended, amended and restated, supplemented or otherwise modified in accordance with its terms (the "SALE AND SERVICING AGREEMENT");

         WHEREAS, the Issuer and the Trustee have entered into the Indenture dated as of November 15, 2005, as the same may be amended, amended and restated, supplemented or otherwise modified in accordance with its terms (the "INDENTURE");

         WHEREAS, the Issuer, the Purchaser, the Seller, the Servicer and Bear, Stearns International Limited ("BSIL") have entered into the Note Purchase Agreement dated as of November 15, 2005, as the same may be amended, amended and restated, supplemented or otherwise modified in accordance with its terms (the "NOTE PURCHASE AGREEMENT");

         WHEREAS, BSIL and Bear, Stearns & Co. Inc. have entered into that certain Assignment and Assumption Agreement dated as of December 30, 2005 pursuant to which BSIL sold and assigned, and Bear, Stearns & Co. Inc. purchased and assumed, among other things, all of BSIL's rights and obligations as "Note Purchaser" under the Note Purchase Agreement and the other Basic Documents and any other documents or instruments delivered pursuant thereto; and

         WHEREAS, the parties hereto desire to amend (i) the Sale and Servicing Agreement in certain respects as provided below with the consent of the Noteholder in accordance with the terms and provisions of Section 11.1 of the Sale and Servicing Agreement; (ii) the Indenture in certain respects as provided below with the consent of the Note Purchaser and the Majority Noteholders in accordance with the terms and provisions of Section 9.1(b) of the Indenture; and
(iii) the Note Purchase Agreement in certain respects as provided below in accordance with the terms and provisions of Section 8.01 of the Note Purchase Agreement.

         NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

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         Section 1. DEFINED TERMS. As used in this Amendment capitalized terms have the same meanings assigned thereto in the Annex A to the Sale and Servicing Agreement.

         Section 2. AMENDMENTS TO SALE AND SERVICING AGREEMENT. The Sale and Servicing Agreement is hereby amended as follows:

              (A) Subparagraphs (v) and (vi) of Section 2.1(a) of the Sale and Servicing Agreement are hereby amended and restated to read as follows:

                        (v) all proceeds from recourse against Dealers or
                   Consumer Lenders with respect to the Receivables and all other rights (but none of the obligations) of the Seller under any agreements with Dealers or Consumer Lenders;

                        (vi) refunds for the costs of extended service contracts
                   with respect to Financed Vehicles securing the Receivables, refunds of unearned premiums with respect to credit life and credit accident and health insurance policies or certificates covering an Obligor or Financed Vehicle under a Receivable or his or her obligations with respect to a Financed Vehicle and any recourse to Dealers or Consumer Lenders for any of the foregoing;

              (B) Subparagraph (i) of Section 3.1(a) of the Sale and Servicing Agreement is hereby amended and restated to read as follows:

                        (i) CHARACTERISTICS OF RECEIVABLES. Each Receivable (1)
                   is evidenced either by (i) a retail installment sale contract or (ii) an installment promissory note and security agreement; (2) if such Receivable is evidenced by a retail installment sale contract, has been originated in the United States of America by a Dealer for the retail sale of a Financed Vehicle in the ordinary course of such Dealer's business and without any fraud or misrepresentation on the part of the Dealer, such Dealer had all necessary licenses and permits to originate such Receivables in the state where such Dealer was located, has been fully and properly executed by the parties thereto, has been purchased by the Seller directly from the Dealer in connection with the sale of Financed Vehicles by the Dealer and has been validly assigned without any intervening assignments by such Dealer to the Seller in accordance with its terms; (3) if such Receivable is evidenced by an installment promissory note and security agreement, has been originated in the United States of America by a Consumer Lender in the ordinary course of such Consumer Lender's business and without any fraud or misrepresentation on the part of such Consumer Lender or the Dealer, and such Consumer Lender had all necessary licenses and permits to originate such Receivable in the State where such Receivable was originated and where such Consumer Lender was located, and such Receivable has been fully and properly executed by the parties thereto, has been purchased by the Seller directly from the Consumer Lender (if the Consumer Lender is not the Seller) in connection with the sale of Financed Vehicles by the Dealer and has been validly assigned by such Consumer Lender without any intervening assignments by such Consumer Lender to the Seller (if the Consumer Lender is not the Seller); (4) has created a valid, subsisting, and enforceable first priority perfected security interest in favor of the Seller or the Consumer Lender, as applicable, in the Financed Vehicle, which security interest has been validly assigned by the Seller to the Purchaser or by the Consumer Lender to the Seller (if the Consumer Lender is not the Seller) and by the Seller to the Purchaser, as applicable, and by the Purchaser to the Trustee; (5) contains customary and enforceable provisions such that the rights and remedies of the holder or assignee thereof shall be adequate for realization against the collateral of the benefits of the security including without limitation a right of repossession following a default; (6) provides for level weekly, bi-weekly, semi-monthly or monthly payments that fully amortize the Amount Financed over the original term (except for the last payment, which may be different from the level payment but in no event shall exceed three times such level payment) and yields interest at the Annual Percentage Rate;
                   (7) if such Receivable is evidenced by a retail installment sale contract, was originated by a Dealer to an Obligor and was sold by the Dealer to the Seller, or if such Receivable is evidenced by an installment promissory note and security agreement, was originated by a Consumer Lender to an Obligor and, if not originated by Seller, has been sold by such Consumer Lender to the Seller, in each case without any fraud or misrepresentation on the part of Seller, such Consumer Lender, such Dealer or the related Obligor; (8) is denominated in U.S. dollars; (9) provides, in the case of prepayment, for the full payment of the Principal Balance thereof plus accrued interest through the date of prepayment based on the APR of the Receivable; and (10) contains no obligation to lend more money to the related Obligor in the future.

              (C) Subparagraphs (B) and (E) of clause (ii) of Section 3.1(a) of the Sale and Servicing Agreement are hereby amended and restated to read as follows:

                           (B) each Related Receivable is not more than 30 days
                  past due with respect to more than 10% of any Scheduled Receivable Payment as of the related Cutoff Date and no funds have been advanced by the Seller, any Dealer, any Consumer Lender or anyone acting on their behalf in order to cause any Related Receivable to satisfy such requirement;

                           (E) each Related Receivable that is a Seasoned
                  Receivable shall (i) not have an Obligor that has failed to make the first Scheduled Receivable Payment due on such Seasoned Receivable, (ii) not have been sold to the Purchaser and pledged to the Trustee for the benefit of the Noteholders and the Note Purchaser more than 120 days after the Seller paid the related Dealer or Consumer Lender (if such Consumer Lender is not the Seller) for such Seasoned Receivable, (iii) not have an Obligor that has ever been delinquent in payment with respect to such Seasoned Receivable for more than sixty
                  (60) days.

              (D) The last sentence of clause (xv) of Section 3.1(a) of the Sale and Servicing Agreement is hereby amended and restated to read as follows:

                   No Dealer or Consumer Lender (unless such Consumer Lender is the Seller) has a participation in, or other right to receive, proceeds of any Receivable.

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

              (E) The last sentence of clause (xvi) of Section 3.1(a) of the Sale and Servicing Agreement is hereby amended and restated to read as follows:

                   For the validity of such sales, transfers, assignments and pledges, no consent by any Dealer, Consumer Lender, Obligor or any other Person is required under any agreement or applicable law.

              (F) Clause (xxvi) of Section 3.1(a) of the Sale and Servicing Agreement is hereby amended and restated to read as follows:

                   (xxvi) OBLIGATION TO DEALERS OR OTHERS. The Purchaser and its assignees will assume no obligation to Dealers, Consumer Lenders or other originators or holders of the Related Receivables (including, but not limited to under dealer reserves) as a result of its purchase of the Related Receivables.

              (G) Section 3.1(a) of the Sale and Servicing Agreement is hereby amended by adding the following clause (xlvi) in appropriate numerical order to read as follows:

                   (xlvi) CONSUMER LENDERS. Each Consumer Lender has obtained all necessary licenses and approvals in all jurisdictions in which the origination and purchase of installment promissory notes and security agreements and the sale thereof to the Seller requires or shall require such licenses or approvals, except where the failure to obtain such licenses or approvals would not result in a Material Adverse Effect.

              (H) The first sentence of Section 4.1 of the Sale and Servicing Agreement is hereby amended and restated to read as follows:

                   Section 4.1 DUTIES OF SERVICER. The Servicer, as agent for the Purchaser, the Note Purchaser and the Noteholders, shall manage, service, administer and make collections on the Receivables with reasonable care, using that degree of skill and attention customary and usual for institutions that service motor vehicle retail installment sale contracts or installment promissory note and security agreements similar to the Receivables and, to the extent more exacting, that the Servicer exercises with respect to all comparable automotive receivables that it services for itself or others.

              (I) The penultimate sentence of Section 4.3 of the Sale and Servicing Agreement is hereby amended and restated to read as follows:

                   The Servicer shall follow such customary and usual practices and procedures as it shall deem necessary or advisable in its servicing of automotive receivables, consistent with the standards of care set forth in Section 4.2, which may include reasonable efforts to realize upon any recourse to Dealers or Consumer Lenders (if such Consumer Lender is not the Seller) and selling the Financed Vehicle at public or private sale.

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

              (J) Clause (3) of the first sentence of Section 4.11 of the Sale and Servicing Agreement is hereby amended and restated to read as follows:

                   (3) included an examination of the delinquency and loss
              statistics relating to the Servicer's portfolio of automobile and light truck installment sale contracts and promissory notes and security agreements;

              (K) The last sentence of Section 4.15 of the Sale and Servicing Agreement is hereby amended and restated to read as follows:

                   The Trustee agrees that if as of the Business Day succeeding the Payment Date occurring during any term of the Servicer, the Trustee shall not have received any Servicer Extension Notice as of such date, the Trustee shall, within five days thereafter, give written notice of such non receipt to the Note Purchaser and the Servicer and the Servicer's term shall not be extended unless a Servicer Extension Notice is received on or before the last day of such term.

              (L) Section 8.1 of the Sale and Servicing Agreement is hereby amended by amending and restating clause (b) thereof to read as follows:

                   (b) DUE QUALIFICATION. The Seller is duly qualified to do
              business as a foreign corporation in good standing and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business (including, without limitation, the origination or purchase of motor vehicle retail installment sale contracts or installment promissory note and security agreements, the sale of the Receivables to the Purchaser hereunder, the servicing of the Receivables as required by this Agreement, and its other obligations hereunder and under the other Basic Documents) requires or shall require such qualification except where the failure to so qualify or obtain such licenses or consents would not result in a Material Adverse Effect or a Material Adverse Change.

              (M) Subparagraphs (v) and (vi) of Section 2 of the form of Assignment attached as Exhibit F to the Sale and Servicing Agreement are hereby amended and restated to read as follows:

                   (v) all proceeds from recourse against Dealers or Consumer
              Lenders with respect to the Receivables and all other rights (but none of the obligations) of the Seller under any agreements with Dealers or Consumer Lenders;

                   (vi) refunds for the costs of extended service contracts with respect to Financed Vehicles securing the Receivables, refunds of unearned premiums with respect to credit life and credit accident and health insurance policies or certificates covering an Obligor or Financed Vehicle under a Receivable or his or her obligations with respect to a Financed Vehicle and any recourse to Dealers or Consumer Lenders for any of the foregoing;

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

         Section 3. AMENDMENTS TO ANNEX A TO THE SALE AND SERVICING AGREEMENT. Annex A to the Sale and Servicing Agreement is hereby amended as follows:

              (A) A new defined term "Advance Rate" is hereby added to read as follows:

                   "ADVANCE RATE" means 83%.

              (B) The defined term "Amount Financed" is hereby amended and restated to read as follows:

                   "AMOUNT FINANCED" means, with respect to a Receivable, the aggregate amount advanced under such Receivable toward the purchase price of the Financed Vehicle and any related costs, including amounts advanced in respect of accessories, insurance premiums, service and warranty contracts, other items customarily financed as part of a Contract, and related costs.

              (C) The defined term "Borrowing Base" is hereby amended and restated to read as follows:

                   "BORROWING BASE" means, as of any date of determination, an amount equal to the lesser of (A) 88% of Market Value and (B) the product of (I) the excess of (a) the aggregate Principal Balance of all Eligible Receivables as of such date of determination (after giving effect to any Available Funds allocable to principal payments made by the related Obligors) over (b) the Excess Concentration Amount for the Eligible Receivables and (II) the Advance Rate.

              (D) The defined term "Commitment Fee" is hereby amended and restated to read as follows:

                   "COMMITMENT FEE" means, with respect to any Settlement Date, for so long as no Funding Termination Event shall have occurred and be continuing, a fee in an amount equal to the product of (a) a fraction, the numerator of which is the actual number of days elapsed in the related Accrual Period and the denominator of which is 360, (b) twenty-five basis point (0.25%) and (c) the excess, if any, of (i) the Maximum Invested Amount over (ii) the daily average of the Invested Amount over the immediately preceding Accrual Period set forth in the related Servicer's Certificate as and to the extent verified by the Note Purchaser.

              (E) The defined term "Concentration Limits" is hereby amended to add a new clause (vi) thereto which shall read as follows:

                   (vi) Receivables evidenced by installment promissory note and security agreements shall not at any time represent more than 10% of the Aggregate Principal Balance of the Receivables.

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

              (F) The defined term "Contract" is hereby amended and restated to read as follows:

                   "CONTRACT" means a motor vehicle retail installment sale
              contract or, in the case of a Contract originated by a Consumer Lender, an installment promissory note and security agreement, in each case relating to the sale or refinancing of new or used automobiles, light duty trucks, vans or minivans, and any other documents related thereto from time to time.

              (G) A new defined term "Consumer Lender" is hereby added, to read as follows:

                   "CONSUMER LENDER" means a Person that is licensed under
              applicable law to originate loans to natural persons resident in one or more of the United States of America and authorized by CPS to participate in its direct lending program, and includes the Seller.

              (H) The defined term "Maximum Invested Amount" is hereby amended and restated to read as follows:

                   "MAXIMUM INVESTED AMOUNT" means $200,000,000.00.

              (I) The defined term "Net Acquisition Fee" is hereby amended and restated to read as follows:

                   "NET ACQUISITION FEE" means, for ANY Receivable, (a) the sum of (i) PLAUSA3 and (ii) PLASFE less (b) PLTDIF, in each case, as reflected in the Data Tape Fields delivered prior to each Funding Date pursuant to Section 2.1(b)(i) of the Sale and Servicing Agreement, which amount shall represent the difference between the original Principal Balance of the related Receivable and the amount paid by the Seller to the Dealer or Consumer Lender (if such Consumer Lender is not the Seller) for such Receivable (without giving effect to the Seller netting from such amount the first payment due with respect to such Receivable).

              (J) The defined term "Receivable" is hereby amended and restated to read as follows:

                   "RECEIVABLE" means each Contract listed on the Schedule of
              Receivables and all rights and obligations thereunder, except for Receivables that have become Purchased Receivables and, for the avoidance of doubt, shall include all Related Receivables (other than Related Receivables that have become Purchased Receivables).

              (K) The defined term "Scheduled Maturity Date" is hereby amended and restated to read as follows:

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

                   "SCHEDULED MATURITY DATE" means November 8, 2007 or such
              later date as agreed upon pursuant to Section 2.05 of the Note Purchase Agreement.

              (L) The defined term "Seasoned Receivable" is hereby amended and restated to read as follows:

                           "SEASONED RECEIVABLE" shall mean an Eligible
                  Receivable that was sold to the Purchaser and pledged to the Trustee for the benefit of the Noteholders and the Note Purchaser more than 31 days after the Seller paid the related Dealer or Consumer Lender (if such Consumer Lender is not the Seller) for such Eligible Receivable.

         Section 4. AMENDMENTS TO INDENTURE. The Indenture is hereby amended as follows:

              (A) Subparagraphs (e) and (f) of the Granting Clause of the Indenture are hereby amended and restated in their entirety to read as follows:

                   (e) all proceeds from recourse against Dealers or Consumer
              Lenders with respect to the Receivables and all other rights (but none of the obligations) of the Seller under any agreements with Dealers or Consumer Lenders;

                   (f) refunds for the costs of extended service contracts with respect to Financed Vehicles securing Receivables, refunds of unearned premiums with respect to credit life and credit accident and health insurance policies or certificates covering an Obligor or Financed Vehicle under a Receivable or his or her obligations with respect to a Financed Vehicle and any recourse to Dealers or Consumer Lenders for any of the foregoing;

              (B) The following paragraph is hereby added as the penultimate paragraph of Section 2.05(e) of the Indenture:

                   THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AND SUBJECT TO INCREASES AND DECREASES AS SET FORTH HEREIN AND IN THE INDENTURE. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

              (C) Section 2.7 of the Indenture is hereby amended and restated to read as follows:

                   SECTION 2.7 PERSON DEEMED OWNER. Prior to due presentment for registration of transfer of any Note, the Trustee and any agent of the Trustee may treat the Person in whose name such Note is registered (as of the applicable Record Date) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note, for all other purposes whatsoever and whether or not such Note be overdue, and none of the Issuer, the Trustee or any agent of the Issuer or the Trustee shall be affected by notice to the contrary.

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

              (D) Section 9.1 of the Indenture is hereby amended to add a new heading to read as follows:

                   SECTION 9.1 SUPPLEMENTAL INDENTURES WITH CONSENT OF THE NOTE
              PURCHASER AND THE MAJORITY NOTEHOLDERS.

              (E) The heading and introductory paragraph of Section 9.2 of the Indenture is hereby amended and restated to read as follows:

                   SECTION 9.2 SUPPLEMENTAL INDENTURES WITH CONSENT OF THE NOTE
              PURCHASER AND ALL OF THE NOTEHOLDERS. The Issuer and the Trustee, when authorized by an Issuer Order, also may, with the prior written consent of the Note Purchaser and the Majority Noteholders, enter into an indenture or indentures supplemental hereto for any purpose; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of the Note Purchaser or the Noteholders; provided, further however, that, no such supplemental indenture shall, without the prior written consent of the Note Purchaser and all of the Noteholders:

              (F) The form of Note attached as Exhibit A to the Indenture is hereby amended and restated in its entirety to read as set forth in EXHIBIT A to this Amendment.

         Section 5. AMENDMENTS TO NOTE PURCHASE AGREEMENT. The Note Purchase Agreement is hereby amended as follows:

              (A) Subparagraph (g) of Section 6.02 of the Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                   (g) no more than two such Advances shall be made in the same calendar week.

              (B) The last sentence of subparagraph (r) of Section 6.02 of the Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                   With respect to each such Related Receivable, the applicable Dealer or Consumer Lender (if such Consumer Lender is not the Seller), as applicable, has either been paid or received credit from Seller for all proceeds from the sale of such Related Receivable to the Seller.

         Section 6. CONDITIONS PRECEDENT TO EFFECTIVENESS OF AMENDMENT. The agreement of the Trustee and Backup Servicer and the consent of the Note Purchaser and Noteholder to this Amendment are subject to the receipt by the Trustee, Backup Servicer and the Note Purchaser of the following documents in form and substance reasonably satisfactory to the Trustee, Backup Servicer and the Note Purchaser and their respective counsel:

              (A) This Amendment, executed and delivered on behalf of the parties hereto;

              (B) An Opinion of Counsel to the purchaser and CPS addressed to the Trustee, Backup Servicer and the Note Purchaser in form and substance satisfactory to the Trustee, Backup Servicer and the Note Purchaser, including an Opinion of Counsel as required by Section 11.1 of the Sale and Servicing Agreement and Sections 9.1(b), 9.3 and 11.1 of the Indenture;

              (C) A UCC Financing Statement Amendment in substantially the form attached hereto as EXHIBIT B-1 with respect to the financing statement on Form UCC-1 which was filed with the Secretary of State of the State of California November 17, 2005, naming the Seller as debtor/seller and the Purchaser as secured party/purchaser (File No. 05-7049092238), and a UCC Financing Statement Amendment in substantially the form attached hereto as EXHIBIT B-2 with respect to the financing statement on Form UCC-1 which was filed with the Secretary of State of the State of Delaware on November 17, 2005, naming the Purchaser as debtor and the Trustee as secured party (File No. 53577484);

              (D) A duly executed Issuer Order;

              (E) A duly executed Officer's Certificate as required by Section
         11.1 of the Indenture; and

              (F) A duly executed and delivered replacement Note in substantially the form attached hereto as EXHIBIT A.

         Section 7. RATIFICATION; REPRESENTATIONS AND WARRANTIES, ETC.

              (a) Except as expressly amended hereby, all of the terms of the Basic Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects. This Amendment shall not constitute a novation.

              (b) The Purchaser, Seller, Issuer and Servicer each hereby represents and warrants that (i) it has the requisite power and authority, and legal right, to execute and deliver this Amendment and to perform its obligations under this Amendment and the Basic Documents (as modified by this Amendment, if applicable), (ii) it has taken all necessary corporate and legal action to duly authorize the execution and delivery of this Amendment and the performance of its obligations under this Amendment, (iii) this Amendment has been duly executed and delivered by it, (iv) this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law), and (v) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

              (c) Each representation and warranty contained in the Basic Documents (as modified by this Amendment, if applicable) is true and correct and is hereby restated and affirmed.

              (d) Each covenant contained in the Basic Documents (as modified by this Amendment, if applicable) is hereby restated and affirmed.

              (e) The parties hereto, including without limitation Wells Fargo Bank, National Association, in its capacities as Bank and Lockbox Processor under the Lockbox Agreement and as Deposit Account Bank under the Account Control Agreement, hereby acknowledge and agree that each reference to the Sale and Servicing Agreement (including, without limitation, Annex A thereto), the Indenture, the Note and the Note Purchase Agreement in the Basic Documents shall be deemed to refer to such documents or instruments as amended by this Amendment and as further amended, restated or otherwise modified from time to time.

         Section 8. FURTHER ASSURANCES. The parties hereto hereby agree to execute and deliver such additional documents, instruments or agreements as may be reasonably necessary and appropriate to effectuate the purposes of this Amendment and the Basic Documents (as modified by this Amendment, if applicable).

         Section 9. CONFLICTS. In the event of a conflict of any provision hereof with any provision or definition set forth in the Basic Documents, the provisions and definitions of this Amendment shall control.

         Section 10. SEVERABILITY. Any provision of this Amendment or any other Basic Document that is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization without invalidating the remaining provisions hereof or thereof or affecting the validity, enforceability or legality of such provisions in any other jurisdiction.

         Section 11. ENTIRE AGREEMENT. This Amendment and the other Basic Documents constitute the entire agreement among the parties relative to the subject matter hereof. Any previous agreement among the parties with respect to the subject matter hereof is superseded by this Amendment and the other Basic Documents. Nothing in this Amendment on in the other Basic Documents, expressed or implied, is intended to confer upon any party other than the parties hereto and thereto any rights, remedies, obligations or liabilities under or by reason of this Amendment or the other Basic Documents.

         Section 12. BINDING EFFECT. This Amendment and the Basic Documents (as modified by this Amendment, if applicable) shall be binding upon and shall be enforceable by the Purchaser, Seller, Issuer, Servicer, Note Purchaser, Noteholder, Backup Servicer and Trustee and their respective successors and permitted assigns.

         Section 13. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

         Section 14. GOVERNING LAW. THIS AMENDMENT AND ALL MATTERS ARISING OUT OF OR RELATING TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

         Section 15. HEADINGS. The headings of Sections contained in this Amendment are provided for convenience only. They form no part of this Amendment and shall not affect the construction or interpretation of this Amendment or any provisions hereof.

                 REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.

                               PAGE THREE FUNDING LLC


                               By:      /s/ MARK CREATURA
                                        ----------------------------------------
                               Name:    Mark Creatura
                                        ----------------------------------------
                               Title:   Vice President
                                        ----------------------------------------


                               CONSUMER PORTFOLIO SERVICES, INC.


                               By:      /s/ JEFF P. FRITZ
                                        ----------------------------------------
                               Name:    Jeff P. Fritz
                                        ----------------------------------------
                               Title:   Sr. Vice President and CFO
                                        ----------------------------------------


                               WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Trustee, Backup Servicer, Bank, Lockbox Processor and Deposit Account Bank

                               By:      /s/ JASON VAN VLEET
                                        ----------------------------------------
                               Name:    Jason Van Vleet
                                        ----------------------------------------
                               Title:   Assistant Vice President
                                        ----------------------------------------


                               BEAR, STEARNS & CO. INC., as Note Purchaser

                               By:      /s/ BRANT BROOKS
                                        ----------------------------------------
                               Name:    Brant Brooks
                                        ----------------------------------------
                               Title:   Senior Managing Director
                                        ----------------------------------------


Consented to:

BEAR, STEARNS SECURITIES CORP.,
as Noteholder and as Majority Noteholder


By:     /s/ KENNETH L. EDLOW
        ----------------------------------------

Name:   Kenneth L. Edlow
        ----------------------------------------
Title:  Secretary
        ----------------------------------------


OMNIBUS AMENDMENT AGREEMENT
BEAR STEARNS/PAGE THREE FUNDING WAREHOUSE - SIGNATURE PAGE

                                                                       EXHIBIT A

                              VARIABLE FUNDING NOTE

REGISTERED                                 Maximum Invested Amount: $200,000,000


No. A-1                                     Percentage Interest:  _______%

                       SEE REVERSE FOR CERTAIN CONDITIONS


         THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS OR "BLUE SKY" LAWS AND MAY BE RESOLD, PLEDGED OR TRANSFERRED ONLY TO (I) THE ISSUER (UPON REDEMPTION THEREOF OR OTHERWISE) OR AN AFFILIATE OF THE ISSUER (AS CERTIFIED BY THE ISSUER) OR (2) AN INSTITUTIONAL INVESTOR THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D PROMULGATED UNDER THE SECURITIES ACT THAT EXECUTES A CERTIFICATE, SUBSTANTIALLY IN THE FORM SPECIFIED IN THE INDENTURE, TO THE EFFECT THAT IT IS AN INSTITUTIONAL ACCREDITED INVESTOR ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE INSTITUTIONAL ACCREDITED INVESTORS UNLESS THE HOLDER IS A BANK ACTING IN ITS FIDUCIARY CAPACITY) (3) SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A TO A PERSON THAT EXECUTES A CERTIFICATE, SUBSTANTIALLY IN THE FORM SPECIFIED IN THE INDENTURE, TO THE EFFECT THAT SUCH PERSON IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A), ACTING FOR ITS OWN ACCOUNT, OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QUALIFIED INSTITUTIONAL BUYERS) TO WHOM NOTICE IS GIVEN THAT THE SALE, PLEDGE, OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (4) IN A TRANSACTION OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION, IN EACH SUCH CASE, IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION: PROVIDED, THAT, IN THE CASE OF CLAUSE (4), THE TRUSTEE OR THE ISSUER MAY REQUIRE AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH TRANSFER MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE SECURITIES ACT, WHICH OPINION OF COUNSEL, IF SO REQUIRED, SHALL BE ADDRESSED TO THE ISSUER AND THE TRUSTEE AND SHALL BE SECURED AT THE EXPENSE OF THE HOLDER. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144A FOR RESALES OF THIS NOTE.

         THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AND SUBJECT TO INCREASES AND DECREASES AS SET FORTH HEREIN AND IN THE INDENTURE. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

         THE NOTE REGISTRAR SHALL NOT REGISTER ANY TRANSFER OR EXCHANGE OF THIS NOTE TO THE EXTENT THAT UPON SUCH TRANSFER OR EXCHANGE THERE WOULD BE MORE THAN FOUR (4) NOTEHOLDERS REFLECTED ON THE NOTE REGISTER.



                             PAGE THREE FUNDING LLC
                              VARIABLE FUNDING NOTE

         PAGE THREE FUNDING LLC, a Delaware limited liability company (herein referred to as the "ISSUER"), for value received, hereby promises to pay to [________________] (the "NOTEHOLDER"), or its registered assigns, such Noteholder's pro rata portion (based on the Percentage Interest reflected on the face of this Note) of the principal sum of TWO HUNDRED MILLION DOLLARS ($200,000,000.00) or, if less, the Holders pro rata portion (based on the Percentage Interest reflected on the face of this Note) of the aggregate unpaid principal amount outstanding under all of the Notes (whether or not shown on the schedule attached hereto (or such electronic counterpart maintained by the Trustee)), which amount shall be payable in the amounts and at the times set forth in Section 2.8(b) of the Indenture. The Issuer will pay interest on the Holder's pro rata portion of Advances under all of the Notes at the Note Interest Rate. Such interest on Advances shall be due and payable on each Settlement Date until the principal of this Note is paid or made available for payment, to the extent funds will be available from the Collection Account processed from and including the preceding Settlement Date to but excluding each such Settlement Date in respect of (a) an amount equal to interest accrued for the related Interest Period, which will be equal to the sum of the products, for each day during the related Interest Period, of (i) the Note Interest Rate for such date during the Interest Period, (ii) the Aggregate Principal Balance as of the close of business on such date divided by 360 and (iii) the applicable Percentage Interest, plus (b) an amount equal to a pro rata portion of any accrued and unpaid Noteholders' Interest Carryover Shortfall with respect to prior Interest Periods, with interest on the amount of such Noteholders' Interest Carryover Shortfall at the Note Interest Rate from the first Business Day of the related Interest Period. Prior to the Facility Termination Date and unless an Event of Default shall have occurred, the Issuer shall only be required to make interest payments on the Invested Amount of the Note to the holder hereof; provided that the Issuer may, at its option, prepay the Invested Amount of the Notes, in whole or in part, at any time pursuant to Section 10.1 of the Indenture. Following the occurrence of an Event of Default, the Note Purchaser and the Majority Noteholders may declare the Invested Amount of the Notes to be immediately due and payable at par, together with accrued interest thereon, in accordance with Section 5.2 of the Indenture. Principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. This Note does not represent an interest in, or an obligation of, the Servicer or any affiliate of the Servicer other than the Issuer.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture are set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Servicer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Wells Fargo Bank, National Association, 6th & Marquette, MAC N9311-161, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services, -- Asset Backed Administration. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

         Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.



                            [Signature page follows.]

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

         Date: [_______], 2006                 PAGE THREE FUNDING LLC

                                               By: _____________________________
                                               Name:  __________________________
                                               Title: __________________________





                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is the Note issued under the within-mentioned Indenture.

                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                        not in its individual capacity, but
                                        solely as Trustee


                                        By: ____________________________________
                                            Authorized Signature

                               REVERSE OF THE NOTE


         This Note is the duly authorized Note of the Issuer, designated as its Variable Funding Note (herein called the "NOTE"), issued under (i) the Indenture, dated as of November 15, 2005 (such Indenture, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, is herein called the "INDENTURE"), between the Issuer and Wells Fargo Bank, National Association, a national banking association, as trustee (the "TRUSTEE", which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee, the Note Purchaser and the Noteholders. The Note is subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, shall have the meanings assigned to them in or pursuant to the Indenture, as so amended, supplemented or otherwise modified.

         "SETTLEMENT DATE" means, with respect to each Accrual Period, the 15th day of the following calendar month, or if such day is not a Business Day, the immediately following Business Day, commencing on December 15, 2005.

         As described above, the entire unpaid principal amount of this Note shall be due and payable on the Facility Termination Date. Notwithstanding the foregoing, if an Event of Default or shall have occurred and be continuing then, in certain circumstances, principal on the Note may be paid earlier, as described in the Indenture.

         Payments of interest on this Note due and payable on each Settlement Date, together with the installment of principal then due, if any, and any payments of principal made on any Business Day in respect of any prepayments, to the extent not in full payment of this Note, shall be paid to the Person in whose name such Note is registered on the Record Date, either (i) by wire transfer in immediately available funds to such Person's account as it appears on the Note Register on such Record Date if (A) such Noteholder has provided to the Note Registrar appropriate written instructions at least five Business Days prior to such Settlement Date and such Holder's Note in the aggregate evidence a Percentage Interest of not less than 1% or (B) such Noteholder is the Seller, or an Affiliate thereof, or if not, (ii) by check mailed to such Noteholder at the address of such Noteholder appearing on the Note Register, except for the final installment of principal payable with respect to such Note on a Settlement Date or on the Facility Termination Date, which shall be payable as provided below. Any reduction in the principal amount of this Note (or any predecessor Note) effected by any payments made on any date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted thereon. Final payment of principal (together with any accrued and unpaid interest) on this Note will be paid to the Noteholders only upon presentation and surrender of this Note at the Corporate Trust Office for cancellation by the Trustee.

         The Issuer shall pay interest on overdue installments of interest at the Note Interest Rate (calculated for this purpose using the Default Applicable Margin) to the extent lawful.

         As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer substantially in the form attached hereto duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of authorized Percentage Interest and in the same aggregate Percentage Interest will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange. Other than exchanges pursuant to Section 9.6 of the Indenture not involving a transfer.

         The obligations of the Issuer under the Indenture, this Note and the other Basic Documents shall be full recourse obligations of the Issuer. Notwithstanding the foregoing, the Noteholder, by its acceptance of this Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Trustee on the Notes, under the Indenture, any other Basic Document or any certificate or other writing delivered in connection herewith or therewith, against (i) the Trustee in its individual capacity (ii) any owner of a beneficial interest in the Issuer or
(iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Issuer or the Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or the Trustee or of any successor or assign of the Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Trustee has no such obligations in its individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. Nothing contained in this Section shall limit or be deemed to limit any obligations of the Issuer, the Purchaser, the Seller or the Servicer hereunder or under any other Basic Document, as applicable, which obligations are full recourse obligations of the Issuer, the Purchaser, the Seller and the Servicer.

         Each Noteholder, by its acceptance of this Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Note, the Indenture or the Basic Documents.

         Prior to the due presentment for registration of transfer of this Note, the Trustee and any agent of the Trustee may treat the Person in whose name the Note (as of the applicable Record Date) is registered as the owner hereof for all purposes, whether or not the Note be overdue, and none of the Issuer, the Trustee or any agent of the Issuer or the Trustee shall be affected by notice to the contrary.

         It is the intent of the Issuer and the Noteholders that, for Federal, State and local income and franchise tax purposes, this Note will evidence indebtedness of the Issuer secured by the Collateral. Each Noteholder, by its acceptance of the Note, agrees to treat the Note for Federal, State and local income and franchise tax purposes as indebtedness of the Issuer.

         The Indenture permits in certain circumstances, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Note Purchaser and the Noteholders under the Indenture at any time by the Issuer with the consent of the Note Purchaser and the Majority Noteholders. The Indenture also contains provisions permitting the Note Purchaser and/or the Majority Noteholders to waive compliance by the Issuer with certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Note Purchaser and the Majority Noteholders (or the Holders of any predecessor Note) shall be conclusive and binding upon the Note Purchaser, the current Noteholders and all future Noteholders and of this Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

         The term "ISSUER" as used in this Note includes any successor to the Issuer under the Indenture.

         This Note is issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

         This Note and the Indenture shall be construed in accordance with the law of the State of New York, without reference to its conflict of law provisions (other than Section 5-1401 of the General Obligations Law), and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed, subject to any duty of the Issuer to deduct or withhold any amounts as required by law, including any applicable U.S. withholding taxes.

                                           INCREASES AND DECREASES



==================================================================================================================
                Unpaid                                                  Note
               Principal                                              Interest   Interest Period   Notation Made
    Date        Amount        Increase      Decrease       Total        Rate     (if applicable)        By
==================================================================================================================
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

==================================================================================================================

                                   ASSIGNMENT

        Social Security or taxpayer I.D. or other identifying number of assignee

_________________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___________________________________________________________________________
                         (name and address of assignee)

         the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints______________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ______________________                  ________________________________*
                                                     Signature Guaranteed:




_________________
         */ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.